EXHIBIT 10.36

             AMENDMENT No. 1 TO SECURITY AND INTERCREDITOR AGREEMENT

         THIS AMENDMENT NO. 1, dated as of June 7, 2000, is to that certain Security and Intercreditor Agreement(the "Agreement"), dated December 1, 1999, among Biofund, Inc., a Delaware corporation with an address at Box L, Millbrook, NY 12545 ("Biofund"), Donald C. Fresne ("Fresne"), with an address at 69 North Tower Hill Road, Box L, Millbrook, NY 12545, and Epigen, Inc., a Delaware corporation with an address at North Tower Hill Road, Box L, Millbrook, NY 12545 ("Epigen"). All capitalized terms used herein shall have the same meanings as in the Agreement unless otherwise stated. In addition, each of the shareholders of Biofund whose names appear on the signature page hereof are added as parties to the Agreement to the extent set forth herein.

                                    RECITALS

         1. Epigen obtained a loan from the Bank of Millbrook ("Bank") in the original principal amount of up to $800,000 (the "First Loan") secured by the Guaranty. The Guaranty was secured by collateral in the form of certificates of deposit issued by the Bank aggregating the original principal amount of the First Loan (the "Security"). Subsequently, Epigen obtained an additional loan from the Bank in the original principal amount of up to $120,000 (the "Second Loan"). The Second Loan also was guaranteed by Biofund and secured by collateral in the form of certificates of deposit issued by the Bank aggregating the original principal amount of the Second Loan (the "Additional Security").

         2. The parties to the Agreement have agreed to modify the terms of the arrangements set forth in the Agreement regarding the purchase of equity securities of Epigen pursuant to Paragraph 3.1 of the Agreement and, together with the other signatories hereto to address certain other matters as herein set forth.

         3. The capitalization table of Epigen attached hereto represents the capitalization of Epigen, on a fully diluted basis, as of December 31, 1999 is attached hereto as Exhibit A.

         4. The Board of Directors of Epigen, at a meeting duly held on May 3, 2000, has reduced the exercise price per share of Epigen's outstanding options and warrants with exercise prices of $1.00 per share or greater by one-half. The Board of Directors of Epigen, at a meeting duly held on June 6, 2000, has retired all treasury stock of Epigen and restored such stock to the status of authorized but unissued stock and has revised the number of issued and outstanding shares of Common Stock to that set forth in the records of Epigen's transfer agent, American Stock Transfer & Trust Company.

         NOW, THEREFORE, in consideration of the foregoing and the covenants and conditions herein contained, Biofund, Epigen and Fresne, intending to be legally bound, hereby agree as follows:

         Section 1.   EXERCISE OF CONVERSION RIGHT.

         (a) As of the date hereof, Biofund has the right to acquire 3,936,680 shares of Epigen's Common Stock at a price of $.01 per share, pursuant to
Section 3.1 of the Agreement. Effective immediately, Epigen hereby grants to Biofund the right, assignable to its shareholders, immediately to exercise such right.

         (b) Biofund hereby assigns to its shareholders, pro rata, its right to acquire such shares of Epigen's Common Stock. The number of shares of Epigen Common Stock each Biofund shareholder shall have the right to acquire and the aggregate purchase price therefor is set forth on Exhibit B hereto. By executing this Amendment, each of the shareholders of Biofund hereby exercises his or her right to acquire the shares of Epigen Common Stock and agrees to pay to Epigen the purchase price for the shares to be acquired by such Biofund shareholder by his or her check upon his or her execution of this Amendment. Each such check shall be returned by the respective shareholders of Biofund to Epigen together with such shareholder's signed copy of this Agreement.

         Section 2.   PURCHASE  OF NEW SHARES OF EPIGEN SECURITIES.

         2.1 SUBSCRIPTION FOR NEW SHARES OF COMMON STOCK. Each of the shareholders of Biofund whose names appear on Exhibit C hereto (the "Participating Biofund Shareholders") hereby subscribes for and agrees to purchase the amount of additional shares of Epigen Common Stock set forth opposite his or her name on Exhibit C hereto at the price of $.50 per share. The aggregate purchase price for such shares shall be paid to Epigen by each Participating Biofund Shareholder concurrently with his or her execution of this Amendment by wire transfer as follows:

                  Bank of Millbrook
                  P.O. Box AF
                  Millbrook, NY 12545
                  ABA No.:                  021907975
                  Account Name:             Epigen, Inc. Escrow Account
                  Account No.:              0220631
                  Contact:                  Ronald Mosca

         2.2 USE OF PROCEEDS FROM SALE OF COMMON STOCK. Epigen hereby agrees that the entire amount of the proceeds received by it pursuant to Section 2.1 hereof shall be used solely for the purpose of repaying the outstanding principal amounts of the First Loan and the Second Loan and to release the Guaranty, the Security and the Additional Security. Upon release of the Guaranty, the Security and the Additional Security, Biofund shall deliver to Epigen Termination Statements on Form UCC-3 terminating its security interest in the Collateral.

         2.3 SUBSCRIPTION FOR SHARES OF SERIES B PREFERRED STOCK. Each of W. James Tozer ("Tozer"),Jr., Lionel Goldfrank III and David Clapp (the "Series B Purchasers") hereby agrees to purchase 75,000 shares of Epigen's Series B Preferred Stock, par value $.001 per share, at a price of $1.00 per share, or an aggregate purchase price of $225,000 (the "Series B Proceeds"), which purchase has been authorized by the Board of Directors of Epigen at its meeting held on May 7, 2000. The relative rights, preferences and privileges of such Series B Preferred Stock are set forth on Exhibit D hereto. In addition, Epigen may sell up to an additional 275,000 shares of Series B Preferred Stock, also at a price of $1.00 per share, to such other existing shareholders of Epigen and to such other persons as its Board of Directors may determine.

         2.4 USE OF PROCEEDS FROM SALE OF SERIES B PREFERRED STOCK. Epigen hereby acknowledges receipt of the entire amount of the Series B Proceeds, which are on deposit at the Bank of Millbrook, New York in an Escrow Account, no. 0220631, less the sum of $105,000 which previously had been deposited in such account and disbursed with the approval of a majority of the Series B Purchasers for the purpose of paying certain obligations of Epigen principally to Vacold LLC. The balance of the Series B Proceeds shall be used to pay obligations of Epigen principally to Vacold LLC and for working capital. The balance of the Series B Proceeds shall be released from escrow upon delivery by the parties hereto of fully executed counterparts of this Amendment and delivery by Epigen to the Series B Purchasers of copies of the resolutions of Epigen's Board of Directors approving this Amendment and the transactions contemplated hereby.

         3. REGISTRATION RIGHTS. Epigen hereby grants to each of the Biofund Shareholders and the Series B Purchasers registration rights with respect to their shares of Epigen Common Stock and the shares of Common Stock underlying the shares of Series B Preferred Stock purchased hereunder. Such persons shall have all of the rights and benefits, pari passu, with the beneficiary of any registration rights agreement binding upon Epigen.

         4.  CONVERSION OF EPIGEN DEBT BY FRESNE.

         (a) As of April 30, 2000, Epigen is indebted to Fresne in the aggregate amount of $1,743,378.48. Effective immediately, Fresne hereby agrees to contribute to the capital of Epigen an aggregate of $1,387,164.85 in obligations owed by Epigen to him. Epigen shall issue to Fresne its promissory note in the original principal amount of $356,213.63, with interest thereon at the rate of nine percent (9%) per annum in the form attached hereto as Exhibit E (the "Company Note"). Of the principal amount of such note, $156,213.63 shall be repaid in three equal annual installments principal, plus accured interest thereon, and $200,000 shall be payable on demand by Fresne shall continue to be subject to the security agreement granted to Fresne pursuant to the Agreement dated as of May 1, 1995 between Fresne and Epigen (the "1995 Agreement").

         (b) In addition, as of the date hereof, Fresne is indebted to Epigen in the amount of $156,213.63. Fresne hereby agrees to repay such amount out of the proceeds received by him from Epigen pursuant to the Company Note, in pro rata installments, if, as and when received by Fresne, pursuant to the terms of a promisory note substantially in the form of Exhibit F hereto.

         (c) Fresne hereby agrees that from and after April 30, 2000, any salary owed to him by Epigen which is unpaid because Epigen lacks the funds to make such payment shall accrue without interest accruing thereon, any provision to the contrary in the 1995 Agreement to the contrary notwithstanding.

         (d) Fresne further agrees that, notwithstanding any provision to the contrary in the 1995 Agreement to the contrary, he may convert all or any portion of $200,000 of principal amount of the Company Note only into shares of Epigen's Common Stock at the rate of $.50 per share.

         5. INVESTMENT ANALYSIS. Attached hereto as Exhibit G is an analysis of the shareholdings of all persons holding of record at least 2% of the Common Stock of Epigen, on a fully diluted basis, including a listing of the shares, options, warrants and other rights to acquire shares of Common Stock of Epigen and the amounts invested by such persons, or good faith estimates thereof.

         6. WAIVER OF ANTI-DILUTION RIGHTS. Each of Fresne and Tozer holds certain rights to receive additional shares of Epigen's Common Stock, in the case of Fresne pursuant to that certain Amended and Restated Employment Agreement with Epigen dated as of November 1, 1999, and, in the case of Tozer, pursuant to that certain letter agreement dated as of May 4, 1998. Solely with respect to the issuances of the Series B Preferred Stock contemplated hereby, each of Fresne and Tozer hereby permanently waives his respective right to receive additional shares of Epigen's Common Stock pursuant to such agreements.

         Section 7.   MISCELLANEOUS.

         7.1 NOTICES. Except as herein provided, all notices which may be required or permitted under this Agreement shall be given in writing by certified mail, return receipt requested, or by hand, by facsimile or by Express Mail or other recognized over night delivery service and shall be delivered or transmitted to the parties hereto at their respective addresses set forth above, or in the case of the Biofund Shareholders, their respective addresses as set forth in the books and records of Epigen, or such other addresses as any of them shall designate in accordance with the provisions of this Section 7.1

         7.2 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement of the parties hereto regarding the subject matter hereof and supersedes any prior agreement of the parties hereto regarding such subject matter.

         7.3 GOVERNING LAW. This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York.

         7.4 COUNTERPARTS. This Agreement may be signed in one or more counterparts which together shall constitute one and the same instrument.

         7.5 MODIFICATION. No modification or amendment of this Agreement shall be effective unless in writing and signed by the parties hereto.

         7.6 SEVERABILITY. Should any provision of this Agreement be determined to be invalid or unenforceable or at variance with any present or future requirement of applicable law then such provision alone shall become inoperative to the extent necessary, and this Agreement may remain in full force and should be construed so as to give effect to the intent and purpose of the parties to the maximum extent possible.

         7.7 ASSIGNMENT. Except as herein provided, no party may assign all or any portion of this Agreement without the prior written consent of the other parties.

         7.8 HEADINGS. The headings contained in this Agreement are for the convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to executed by their duly authorized representatives as of the day and year first above written.

BIOFUND, INC.                          EPIGEN, INC.

By:/s/David Clapp                      By: /s/Donald C. Fresne
   ----------------------                  ---------------------
   David Clapp, President                 Donald C. Fresne, CEO,
                                        President and Chairman

/s/Donald C. Fresne                    /s/ W. James Tozer, Jr.
-------------------------              -------------------------
Donald C. Fresne,                      W. James Tozer, Jr.
individually

/s/David Clapp                         /s/ Raju L. Shah
-------------------------              -------------------------
David Clapp,                           Raju L. Shah
individually

/s/ Farran Tozer Brown                 /s/ Robert J. Corsglia
-------------------------              -------------------------
Farran Tozer Brown                     Robert J. Corsiglia

/s/ Richard D. Field                   /s/ Lionel Goldfrank III
-------------------------              ------------------------
Richard D. Field                       Lionel Goldfrank III

/s/ Katherine Tozer Roddy              /s/ Christy Parsons
-------------------------              -------------------------
Katherine Tozer Roddy                  Christy Parsons

                                    EXHIBIT A


Capitalization Table as of December 31, 1999.


Epigen Inc.
Full Ownership Analysis
12/31/1999
                                                                                      ----------------- Options ------------------
         Shareholder Name                                Total Shares   % Owned       Options    No. Detail    Price        Expire
         ----------------                                ------------   -------       -------    ----------    -----        ------
Venture Capital Investor .............                         0           --            --           --         --           --
Biofund, Inc. (23% Sale) .............          920            0           --            --           --         --           --
     Brown, Farran Tozer .............           25            0           --            --           --         --           --
     Clapp, David ....................          200            0           --            --           --         --           --
     Corsiglia, Robert J .............           25            0           --            --           --         --           --
     Field, Richard D ................          100            0           --            --           --         --           --
     Fresne, Donald C ................           50            0           --            --           --         --           --
     Goldfrank, III, Lionel ..........          150            0           --            --           --         --           --
     Parson, Christy .................          120            0           --            --           --         --           --
     Roddy, Katherine Tozer ..........           25            0           --            --           --         --           --
     Shah, Raju L ....................           25            0           --            --           --         --           --
     Tozer, Jr., W. James ............          200            0           --            --           --         --           --
Biofund Conversion ...................          920            0           --            --           --         --           --
     Brown, Farran Tozer .............           25            0           --            --           --         --           --
     Clapp, David ....................          200            0           --            --           --         --           --
     Corsiglia, Robert J .............           25            0           --            --           --         --           --
     Field, Richard D ................          100            0           --            --           --         --           --
     Fresne, Donald C ................           50            0           --            --           --         --           --
     Goldfrank, III, Lionel ..........          150            0           --            --           --         --           --
     Parson, Christy .................          120            0           --            --           --         --           --
     Roddy, Katherine Tozer ..........           25            0           --            --           --         --           --
     Shah, Raju L ....................           25            0           --            --           --         --           --
     Tozer, Jr., W. James ............          200            0           --            --           --         --           --
Mayday Financing ($1.00 per share) ...                         0           --            --           --         --           --
Accrued Interest / Notes Payable .....                         0           --            --           --         --           --
Payables to be Converted .............                         0           --            --           --         --           --
AST Exchange Agent ...................                         0           --            --           --         --           --
** Aminoff, Cary .....................                         0                         --           --         --           --
Biotag Inc ...........................                    17,026         0.30%           --           --         --           --
BMA ..................................                         0           --            --           --         --           --
JMG Bonfrer ..........................                    10,000        0.17%            --           --         --           --
Boston Biomedical Research Institute .                    41,988        0.73%            --           --         --           --
Buttyan, Ralph .......................                     1,137        0.02%            --           --         --           --
Cede & Co ............................                   159,708        2.79%            --           --         --           --
Chandler, Joseph .....................                     2,273        0.04%            --           --         --           --
Charbit, Ingrid ......................                    50,000        0.87%            --           --         --           --
Clapp, David .......................                      50,000        0.87%            --           --         --           --
--                                                             0          --             --           --         --           --
--                                                             0          --             --           --         --           --
--                                                             0          --             --           --         --           --
--                                                             0          --             --           --         --           --
Clapp Tte./Indian Creek Ptnrs ........                   156,845        2.74%            --           --         --           --
Codington, John F ....................                    18,826        0.33%            --           --         --           --
**Corsiglia, Robert J ................                   114,940        2.01%            --           --         --           --
--                                                             0          --             --           --         --           --
--                                                             0          --             --           --         --           --
--                                                             0          --             --           --         --           --
--                                                             0          --             --           --         --           --
Creative Biomolecules Inc ............                    22,565        0.39%            --           --         --           --
Daly, Daniel .........................                     4,268        0.07%            --           --         --           --
Deidrick, Aga B ......................                     8,000        0.14%            --           --         --           --
** Dr. Crawford ......................                         0          --             --           --         --           --
** Dr. Brauer ........................                         0          --             --           --         --           --
# Epigen Inc .........................                     1,173        0.02%            --           --         --           --
Experta Treyhand AG ..................                    14,773        0.26%            --           --         --           --
Fawwaz, Rashid .......................                     9,777        0.17%            --           --         --           --
Field, Richard .......................                   100,000        1.75%            --           --         --           --
*Fresne, Donald C ....................                 2,262,722       39.52%            --           --         --           --
      Prefered Stock .................                         0          --             --           --         --           --
     ##  Debt ........................                         0          --             --           --         --           --
Gelb, William ........................                     4,850        0.08%            --           --         --           --
Gelber, Cohava .......................                    10,000        0.17%            --           --         --           --
Goluboff, Eric .......................                     6,819        0.12%            --           --         --           --
Goldfrank, L .........................                   100,000        1.75%            --           --         --           --
Harley, Colin K ......................                    98,069        1.71%            --           --         --           --
Hilkens, John ........................                    10,000        0.17%            --           --         --           --
Hilton, Birgitt ......................                    12,500        0.22%            --           --         --           --
Hilton, Louis ........................                     9,091        0.16%            --           --         --           --
                                                               0          --             --           --         --           --
--                                                             0          --             --           --         --           --
Howard, Reese E ......................                       467        0.01%           2,332         --        2.00      12/03/2002
                                                               0          --             --          1,931      2.00      03/25/2002
--                                                             0          --             --            401      2.00      12/03/2002
Johns, Marshall J & Marlene B ........                    25,000        0.44%            --           --         --           --
Kent, Richard E**** ..................                   177,589        3.10%          59,873         --        0.82      09/01/2007
--                                                             0          --             --          1,931      2.00      03/25/2002
--                                                             0          --             --            401      2.00      12/02/2002
--                                                             0          --             --          2,136      2.00      09/13/2001
--                                                             0          --             --          1,681      2.00      06/01/2002
--                                                             0          --             --          1,681      2.00      06/01/2003
--                                                             0          --             --          1,681      2.00      06/01/2004
--                                                             0          --             --          1,681      2.00      06/01/2005
--                                                             0          --             --         47,000      0.50      09/01/2007
--                                                             0          --             --          1,681      2.00      06/01/2006
--                                                             0          --             --           --         --           --
** Krane, Robert J ...................                     6,819        0.12%            --           --         --           --
Kuter, I .............................                         0          --             --           --         --           --
Lawson, Carole .......................                    10,000        0.17%            --           --         --           --
Ledbetter Moore & Associates Inc .....                     2,273        0.04%            --           --         --           --
Levin, Bruce .........................                     1,313        0.02%            --           --         --           --
Liss, Irvine .........................                    50,000        0.87%            --           --         --           --
Long, Leo William ....................                   214,869        3.75%            --           --         --           --
--                                                             0          --             --           --         --           --
--                                                             0          --             --           --         --           --
--                                                             0          --             --           --         --           --
--                                                             0          --             --           --         --           --
--                                                             0          --             --           --         --           --
--                                                             0          --             --           --         --           --
--                                                             0          --             --           --         --           --
--                                                             0          --             --           --         --           --
Martin E Janis & Company Inc .........                     2,534        0.04%            --           --         --           --
Mondschein, Lawrence .................                     5,910        0.10%            --           --         --           --
Mongiardo, James F ...................                   126,769        2.21%           2,273        2,273      2.00      02/01/2001
Montgomery, Deborah ..................                     8,000        0.14%            --           --         --           --
Moore, Nancy K .......................                    25,000        0.44%            --           --         --           --
Nikrui, Najosam ......................                     1,137        0.02%            --           --         --           --
** Olsson, Carl ......................                     6,819        0.12%            --           --         --           --
Paulsen, D ...........................                         0          --             --           --         --           --
Perisher Publishing ..................                    75,000        1.31%            --           --         --           --
Philadep & Co. .......................                         0          --             --           --         --           --
Potter, Ransel .......................                    21,685        0.38%            --           --         --           --
Rabinowitz, Jonathan D ...............                    30,125        0.53%            --           --         --           --
Rabinowitz, Joshua W .................                    30,125        0.53%            --           --         --           --
Rabinowitz, Peter D ..................                    30,125        0.53%            --           --         --           --
Rabinowitz, Rene S ...................                    30,125        0.53%            --           --         --           --
Rykowski, Emilia c/oRabinowitz .......                    30,125        0.53%            --           --         --           --
Rabinowitz, Rubin ....................                   124,628        2.18%            --           --         --           --
--                                                             0          --             --           --         --           --
--                                                             0          --             --           --         --           --
--                                                             0          --             --           --         --           --
--                                                             0          --             --           --         --           --
--                                                             0          --             --           --         --           --
Richards & O'Neil LLP ................                     6,876        0.12%            --           --         --           --
Roberts, Paul ........................                     3,000        0.05%            --           --         --           --
Sandel Robert A ......................                   115,362        2.01%            --           --         --           --
Sandel Robert A  & Eleanor J .........                    27,273        0.48%            --           --         --           --
--                                                             0          --             --           --         --           --
--                                                             0          --             --           --         --           --
--                                                             0          --             --           --         --           --
--                                                             0          --             --           --         --           --
--                                                             0          --             --           --         --           --
--                                                             0          --             --           --         --           --
Schroder, L Courtney .................                   143,290        2.50%           2,106         --        2.00      03/25/2002
--                                                             0          --             --          1,705      2.00      03/25/2002
--                                                             0          --             --            401      2.00      12/03/2000
Schubach, Clark ......................                     1,516        0.03%            --           --         --           --
Smith. David H .......................                     6,423        0.11%            --           --         --           --
Somkey SA ............................                     1,273        0.02%            --           --         --           --
Sterman, Marshall ....................                       108        0.00%           2,106         --        2.00      03/25/2002
--                                                             0          --             --          1,705      2.00      03/25/2002
--                                                             0          --             --            401      2.00      12/03/2000
Strategica Group Inc .................                     1,470        0.03%            --           --         --           --
The Mayflower Group Ltd ..............                    68,182        1.19%            --           --         --           --
** 'Tozer Jr., W. James (<9/1/98) ....                   434,187        7.58%            --           --         --           --
--                                                             0          --             --           --         --           --
--                                                             0          --             --           --         --           --
Tozer Jr., W. James (>9/1/98) ........                    50,000        0.87%            --           --         --           --
--                                                             0          --             --           --         --           --
--                                                             0          --             --           --         --           --
Tozer Jr., W. James (>9/1/98) ........                         0          --             --           --         --           --
Tozer Jr., W. James (IRA)c ...........                    11,819        0.21%            --           --         --           --
Vacold, LLC ..........................                   433,705        7.58%            --           --         --           --
Weil, Steven & Janet .................                    10,000        0.17%            --           --         --           --
--                                                             0          --             --           --         --           --
--                                                             0          --             --           --         --           --
Westheimer, J. & A ...................                    12,500        0.22%            --           --         --           --
--                                                             0          --             --           --         --           --
--                                                             0          --             --           --         --           --
Westheimer, Laura ....................                    12,500        0.22%            --           --         --           --
--                                                             0          --             --           --         --           --
--                                                             0          --             --           --         --           --
Zahav Ltd ............................                    30,304        0.53%            --           --         --           --
Shareholders with less than1000 Shares                    21,802        0.38%             401          401       --           --
Variance: AST Exhange Variance .......                         1

                                                       ---------      ------           ------       ------
*TOTAL ...............................                 5,725,378      100.00%          69,091       69,091
                                                       =========      ======           ======       ======


                                                          -------------------- Warrants -----------------------       **Grant
         Shareholder Name                                 Warrants     No. Detail        Price         Expire       Commitments
         ----------------                                 --------     ----------        -----         ------       -----------
Venture Capital Investor .............                        --           --           --               --              --
Biofund, Inc. (23% Sale) .............          920      3,936,680         --              0.01      note payoff         --
     Brown, Farran Tozer .............           25           --        106,975            0.01      note payoff         --
     Clapp, David ....................          200           --        855,800            0.01      note payoff         --
     Corsiglia, Robert J .............           25           --        106,975            0.01      note payoff         --
     Field, Richard D ................          100           --        427,900            0.01      note payoff         --
     Fresne, Donald C ................           50           --        213,950            0.01      note payoff         --
     Goldfrank, III, Lionel ..........          150           --        641,850            0.01      note payoff         --
     Parson, Christy .................          120           --        513,480            0.01      note payoff         --
     Roddy, Katherine Tozer ..........           25           --        106,975            0.01      note payoff         --
     Shah, Raju L ....................           25           --        106,975            0.01      note payoff         --
     Tozer, Jr., W. James ............          200           --        855,800            0.01      note payoff         --
Biofund Conversion ...................          920              0         --              0.50          --              --
     Brown, Farran Tozer .............           25           --              0            0.50          --              --
     Clapp, David ....................          200           --              0            0.50          --              --
     Corsiglia, Robert J .............           25           --              0            0.50          --              --
     Field, Richard D ................          100           --              0            0.50          --              --
     Fresne, Donald C ................           50           --              0            0.50          --              --
     Goldfrank, III, Lionel ..........          150           --              0            0.50          --              --
     Parson, Christy .................          120           --              0            0.50          --              --
     Roddy, Katherine Tozer ..........           25           --              0            0.50          --              --
     Shah, Raju L ....................           25           --              0            0.50          --              --
     Tozer, Jr., W. James ............          200           --              0            0.50          --              --
Mayday Financing ($1.00 per share) ...                        --           --           --               --              --
Accrued Interest / Notes Payable .....                        --           --           --               --              --
Payables to be Converted .............                        --           --           --               --              --
AST Exchange Agent ...................                        --           --           --               --              --
** Aminoff, Cary .....................                        --           --           --               --              --
Biotag Inc ...........................                        --           --           --               --              --
BMA ..................................                        --           --           --               --              --
JMG Bonfrer ..........................                        --           --           --               --              --
Boston Biomedical Research Institute .                        --           --           --               --              --
Buttyan, Ralph .......................                        --           --           --               --              --
Cede & Co ............................                        --           --           --               --              --
Chandler, Joseph .....................                        --           --           --               --              --
Charbit, Ingrid ......................                      50,000       50,000            1.50      08/31/2001          --
Clapp, David .......................                       118,182         --              1.79      various             --
--                                                            --          9,091            2.00      12/31/2001          --
--                                                            --          9,091            2.00      12/31/2001          --
--                                                            --         50,000            1.50      03/31/2004          --
--                                                            --         50,000            2.00      03/31/2004          --
Clapp Tte./Indian Creek Ptnrs ........                       4,546        4,546            2.00      09/01/2000          --
Codington, John F ....................                       9,091        9,091            2.00      02/28/2004          --
**Corsiglia, Robert J ................                      41,725         --              2.30      various           48,527
--                                                            --          4,546            2.00      09/01/2000          --
--                                                            --          9,091            2.00      12/31/2001          --
--                                                            --          9,091            2.00      12/31/2001          --
--                                                            --         18,997            2.66      01/16/2003          --
Creative Biomolecules Inc ............                        --           --           --               --              --
Daly, Daniel .........................                        --           --           --               --              --
Deidrick, Aga B ......................                        --           --           --               --              --
** Dr. Crawford ......................                        --           --           --               --            25,000
** Dr. Brauer ........................                        --           --           --               --            25,000
# Epigen Inc .........................                        --           --           --               --            (1,173)
Experta Treyhand AG ..................                        --           --           --               --              --
Fawwaz, Rashid .......................                       9,091        9,091            2.00      02/28/2004          --
Field, Richard .......................                     100,000      100,000            3.00      06/30/2004          --
*Fresne, Donald C ....................                      25,702         --              0.90      various             --
      Prefered Stock .................                        --         24,702            0.83      04/15/2003          --
     ##  Debt ........................                        --          1,000            2.66      12/31/2002          --
Gelb, William ........................                        --           --           --               --              --
Gelber, Cohava .......................                        --           --           --               --              --
Goluboff, Eric .......................                        --           --           --               --              --
Goldfrank, L .........................                     100,000      100,000            3.00      06/30/2004          --
Harley, Colin K ......................                        --           --           --               --              --
Hilkens, John ........................                        --           --           --               --              --
Hilton, Birgitt ......................                        --           --           --               --              --
Hilton, Louis ........................                       4,546         --              2.00      12/31/2001          --
                                                              --          2,273            2.00      12/31/2001          --
--                                                            --          2,273            2.00      12/31/2001          --
Howard, Reese E ......................                        --           --           --               --              --
                                                              --           --           --               --              --
--                                                            --           --           --               --              --
Johns, Marshall J & Marlene B ........                       4,546        4,546            2.00      09/01/2000          --
Kent, Richard E**** ..................                        --           --           --               --              --
--                                                            --           --           --               --              --
--                                                            --           --           --               --              --
--                                                            --           --           --               --              --
--                                                            --           --           --               --              --
--                                                            --           --           --               --              --
--                                                            --           --           --               --              --
--                                                            --           --           --               --              --
--                                                            --           --           --               --              --
--                                                            --           --           --               --              --
--                                                            --           --           --               --              --
** Krane, Robert J ...................                        --           --           --               --           160,000
Kuter, I .............................                       2,273        2,273            2.00      02/28/2004          --
Lawson, Carole .......................                        --           --           --               --              --
Ledbetter Moore & Associates Inc .....                        --           --           --               --              --
Levin, Bruce .........................                        --           --           --               --              --
Liss, Irvine .........................                      50,000       50,000            1.50      10/31/2001          --
Long, Leo William ....................                     229,734         --              2.11      various             --
--                                                            --         18,182            2.00      11/21/2000          --
--                                                            --          9,091            2.00      02/09/2001          --
--                                                            --          9,091            2.00      02/09/2001          --
--                                                            --          9,091            2.00      06/30/2001          --
--                                                            --          9,091            2.00      06/30/2001          --
--                                                            --         75,188            2.66      01/21/2003          --
--                                                            --         50,000            1.50      03/31/2004          --
--                                                            --         50,000            2.00      03/31/2004          --
Martin E Janis & Company Inc .........                        --           --           --               --              --
Mondschein, Lawrence .................                       2,273        2,273            2.00      09/01/2000          --
Mongiardo, James F ...................                        --           --           --               --              --
Montgomery, Deborah ..................                        --           --           --               --              --
Moore, Nancy K .......................                        --           --           --               --              --
Nikrui, Najosam ......................                       2,273        2,273            2.00      02/28/2004          --
** Olsson, Carl ......................                       6,819        6,819            2.00      02/28/2004       100,000
Paulsen, D ...........................                       6,819        6,819            2.00      02/28/2004          --
Perisher Publishing ..................                        --           --           --               --              --
Philadep & Co. .......................                        --           --           --               --              --
Potter, Ransel .......................                        --           --           --               --              --
Rabinowitz, Jonathan D ...............                        --           --           --               --              --
Rabinowitz, Joshua W .................                        --           --           --               --              --
Rabinowitz, Peter D ..................                        --           --           --               --              --
Rabinowitz, Rene S ...................                        --           --           --               --              --
Rykowski, Emilia c/oRabinowitz .......                        --           --           --               --              --
Rabinowitz, Rubin ....................                     128,423         --              1.35      various             --
--                                                            --          9,091            2.00      12/31/2001          --
--                                                            --          9,091            2.00      12/31/2001          --
--                                                            --         60,241            0.83      04/15/2003          --
--                                                            --         25,000            1.50      03/31/2004          --
--                                                            --         25,000            2.00      03/31/2004          --
Richards & O'Neil LLP ................                        --           --           --               --              --
Roberts, Paul ........................                        --           --           --               --              --
Sandel Robert A ......................                        --           --           --               --              --
Sandel Robert A  & Eleanor J .........                      22,720         --              2.00      various             --
--                                                            --          9,091            2.00      09/01/2000          --
--                                                            --          3,637            2.00      03/21/2001          --
--                                                            --          2,723            2.00      10/23/2000          --
--                                                            --          2,723            2.00      10/23/2000          --
--                                                            --          2,273            2.00      06/30/2001          --
--                                                            --          2,273            2.00      06/30/2001          --
Schroder, L Courtney .................                        --           --           --               --              --
--                                                            --           --           --               --              --
--                                                            --           --           --               --              --
Schubach, Clark ......................                        --           --           --               --              --
Smith. David H .......................                      11,364       11,364            2.00          --              --
Somkey SA ............................                        --           --           --               --              --
Sterman, Marshall ....................                        --           --           --               --              --
--                                                            --           --           --               --              --
--                                                            --           --           --               --              --
Strategica Group Inc .................                        --           --           --               --              --
The Mayflower Group Ltd ..............                        --           --           --               --              --
** 'Tozer Jr., W. James (<9/1/98) ....                     304,546         --              1.01      various          960,992
--                                                            --          4,546            2.00      09/01/2000          --
--                                                            --        300,000            1.00      08/31/2003          --
Tozer Jr., W. James (>9/1/98) ........                     100,000         --              1.75      various             --
--                                                            --         50,000            1.50      03/31/2004          --
--                                                            --         50,000            2.00      03/31/2004          --
Tozer Jr., W. James (>9/1/98) ........                        --           --           --               --              --
Tozer Jr., W. James (IRA)c ...........                        --           --           --               --              --
Vacold, LLC ..........................                        --           --           --               --              --
Weil, Steven & Janet .................                      20,000         --              1.75      03/31/2004          --
--                                                            --         10,000            1.50      03/31/2004          --
--                                                            --         10,000            2.00      03/31/2004          --
Westheimer, J. & A ...................                      25,000         --              1.75      03/31/2004          --
--                                                            --         12,500            1.50      03/31/2004          --
--                                                            --         12,500            2.00      03/31/2004          --
Westheimer, Laura ....................                      25,000         --              1.75      03/31/2004          --
--                                                            --         12,500            1.50      03/31/2004          --
--                                                            --         12,500            2.00      03/31/2004          --
Zahav Ltd ............................                        --           --           --               --              --
Shareholders with less than1000 Shares                        --           --           --               --              --
Variance: AST Exhange Variance .......

                                                         ---------    ---------                                     ---------
*TOTAL ...............................                   5,341,353    5,341,353                                     1,318,346
                                                         =========    =========                                     =========



                                                          Convertible   Con. Sec.     Principal      Conv.
         Shareholder Name                                 Securities     Detail        Amount        Rate         Yield
         ----------------                                 -----------   ---------     ---------      ----         -----
Venture Capital Investor .............                        --           --           --           --            --
Biofund, Inc. (23% Sale) .............          920           --           --           --           --            --
     Brown, Farran Tozer .............           25           --           --           --           --            --
     Clapp, David ....................          200           --           --           --           --            --
     Corsiglia, Robert J .............           25           --           --           --           --            --
     Field, Richard D ................          100           --           --           --           --            --
     Fresne, Donald C ................           50           --           --           --           --            --
     Goldfrank, III, Lionel ..........          150           --           --           --           --            --
     Parson, Christy .................          120           --           --           --           --            --
     Roddy, Katherine Tozer ..........           25           --           --           --           --            --
     Shah, Raju L ....................           25           --           --           --           --            --
     Tozer, Jr., W. James ............          200           --           --           --           --            --
Biofund Conversion ...................          920           --           --           --           --            --
     Brown, Farran Tozer .............           25           --           --           --           --            --
     Clapp, David ....................          200           --           --           --           --            --
     Corsiglia, Robert J .............           25           --           --           --           --            --
     Field, Richard D ................          100           --           --           --           --            --
     Fresne, Donald C ................           50           --           --           --           --            --
     Goldfrank, III, Lionel ..........          150           --           --           --           --            --
     Parson, Christy .................          120           --           --           --           --            --
     Roddy, Katherine Tozer ..........           25           --           --           --           --            --
     Shah, Raju L ....................           25           --           --           --           --            --
     Tozer, Jr., W. James ............          200           --           --           --           --            --
Mayday Financing ($1.00 per share) ...                        --           --           --           --            0.0%
Accrued Interest / Notes Payable .....                    245,163      245,163          --          1.00           --
Payables to be Converted .............                        --           --           --          0.00           --
AST Exchange Agent ...................                        --           --           --           --            --
** Aminoff, Cary .....................                      11,429       11,429       20,000        1.75           0.0%
Biotag Inc ...........................                        --           --           --           --            --
BMA ..................................                        --           --           --           --            --
JMG Bonfrer ..........................                        --           --           --           --            --
Boston Biomedical Research Institute .                        --           --           --           --            --
Buttyan, Ralph .......................                        --           --           --           --            --
Cede & Co ............................                        --           --           --           --            --
Chandler, Joseph .....................                        --           --           --           --            --
Charbit, Ingrid ......................                        --           --           --           --            --
Clapp, David .......................                       100,000      100,000      100,000        1.00          14.0%
--                                                            --           --           --           --            --
--                                                            --           --           --           --            --
--                                                            --           --           --           --            --
--                                                            --           --           --           --            --
Clapp Tte./Indian Creek Ptnrs ........                        --           --           --           --            --
Codington, John F ....................                        --           --           --           --            --
**Corsiglia, Robert J ................                        --           --           --           --            --
--                                                            --           --           --           --            --
--                                                            --           --           --           --            --
--                                                            --           --           --           --            --
--                                                            --           --           --           --            --
Creative Biomolecules Inc ............                        --           --           --           --            --
Daly, Daniel .........................                        --           --           --           --            --
Deidrick, Aga B ......................                        --           --           --           --            --
** Dr. Crawford ......................                        --           --           --           --            --
** Dr. Brauer ........................                        --           --           --           --            --
# Epigen Inc .........................                        --           --           --           --            --
Experta Treyhand AG ..................                        --           --           --           --            --
Fawwaz, Rashid .......................                        --           --           --           --            --
Field, Richard .......................                        --           --           --           --            --
*Fresne, Donald C ....................                   3,683,680         --           --           --            --
      Prefered Stock .................                        --        600,000      300,000        0.50           0.0%
     ##  Debt ........................                        --      3,083,680    1,226,848        0.50           9.0%
Gelb, William ........................                        --           --           --           --            --
Gelber, Cohava .......................                        --           --           --           --            --
Goluboff, Eric .......................                        --           --           --           --            --
Goldfrank, L .........................                        --           --           --           --            --
Harley, Colin K ......................                        --           --           --           --            --
Hilkens, John ........................                        --           --           --           --            --
Hilton, Birgitt ......................                      25,000       25,000       25,000        1.00          25.0%
Hilton, Louis ........................                        --           --           --           --            --
                                                              --           --           --           --            --
--                                                            --           --           --           --            --
Howard, Reese E ......................                        --           --           --           --            --
                                                              --           --           --           --            --
--                                                            --           --           --           --            --
Johns, Marshall J & Marlene B ........                        --           --           --           --            --
Kent, Richard E**** ..................                     196,000         --           --           --            --
--                                                            --         25,000       25,000        1.00          25.0%
--                                                            --        171,000       85,500        0.50           --
--                                                            --           --           --           --            --
--                                                            --           --           --           --            --
--                                                            --           --           --           --            --
--                                                            --           --           --           --            --
--                                                            --           --           --           --            --
--                                                            --           --           --           --            --
--                                                            --           --           --           --            --
--                                                            --           --           --           --            --
** Krane, Robert J ...................                        --           --           --           --            --
Kuter, I .............................                        --           --           --           --            --
Lawson, Carole .......................                        --           --           --           --            --
Ledbetter Moore & Associates Inc .....                        --           --           --           --            --
Levin, Bruce .........................                        --           --           --           --            --
Liss, Irvine .........................                        --           --           --           --            --
Long, Leo William ....................                    100,000      100,000       100,000        1.00           --
--                                                            --           --           --           --            --
--                                                            --           --           --           --            --
--                                                            --           --           --           --            --
--                                                            --           --           --           --            --
--                                                            --           --           --           --            --
--                                                            --           --           --           --            --
--                                                            --           --           --           --            --
--                                                            --           --           --           --            --
Martin E Janis & Company Inc .........                        --           --           --           --            --
Mondschein, Lawrence .................                        --           --           --           --            --
Mongiardo, James F ...................                        --           --           --           --            --
Montgomery, Deborah ..................                        --           --           --           --            --
Moore, Nancy K .......................                      50,000       50,000       50,000        1.00          25.0%
Nikrui, Najosam ......................                        --           --           --           --            --
** Olsson, Carl ......................                        --           --           --           --            --
Paulsen, D ...........................                        --           --           --           --            --
Perisher Publishing ..................                        --           --           --           --            --
Philadep & Co. .......................                        --           --           --           --            --
Potter, Ransel .......................                        --           --           --           --            --
Rabinowitz, Jonathan D ...............                        --           --           --           --            --
Rabinowitz, Joshua W .................                        --           --           --           --            --
Rabinowitz, Peter D ..................                        --           --           --           --            --
Rabinowitz, Rene S ...................                        --           --           --           --            --
Rykowski, Emilia c/oRabinowitz .......                        --           --           --           --            --
Rabinowitz, Rubin ....................                      75,000       75,000       75,000        1.00          25.0%
--                                                            --           --           --           --            --
--                                                            --           --           --           --            --
--                                                            --           --           --           --            --
--                                                            --           --           --           --            --
--                                                            --           --           --           --            --
Richards & O'Neil LLP ................                        --           --           --           --            --
Roberts, Paul ........................                        --           --           --           --            --
Sandel Robert A ......................                      50,000       50,000       50,000        1.00          25.0%
Sandel Robert A  & Eleanor J .........                        --           --           --           --            --
--                                                            --           --           --           --            --
--                                                            --           --           --           --            --
--                                                            --           --           --           --            --
--                                                            --           --           --           --            --
--                                                            --           --           --           --            --
--                                                            --           --           --           --            --
Schroder, L Courtney .................                        --           --           --           --            --
--                                                            --           --           --           --            --
--                                                            --           --           --           --            --
Schubach, Clark ......................                        --           --           --           --            --
Smith. David H .......................                        --           --           --           --            --
Somkey SA ............................                        --           --           --           --            --
Sterman, Marshall ....................                        --           --           --           --            --
--                                                            --           --           --           --            --
--                                                            --           --           --           --            --
Strategica Group Inc .................                        --           --           --           --            --
The Mayflower Group Ltd ..............                        --           --           --           --            --
** 'Tozer Jr., W. James (<9/1/98) ....                        --           --           --           --            --
--                                                            --           --           --           --            --
--                                                            --           --           --           --            --
Tozer Jr., W. James (>9/1/98) ........                     100,000      100,000       50,000        0.50           --
--                                                            --           --           --           --            --
--                                                            --           --           --           --            --
Tozer Jr., W. James (>9/1/98) ........                      25,000       25,000       25,000        1.00          25.0%
Tozer Jr., W. James (IRA)c ...........                        --           --           --           --            --
Vacold, LLC ..........................                        --           --           --           --            --
Weil, Steven & Janet .................                        --           --           --           --            --
--                                                            --           --           --           --            --
--                                                            --           --           --           --            --
Westheimer, J. & A ...................                        --           --           --           --            --
--                                                            --           --           --           --            --
--                                                            --           --           --           --            --
Westheimer, Laura ....................                        --           --           --           --            --
--                                                            --           --           --           --            --
--                                                            --           --           --           --            --
Zahav Ltd ............................                        --           --           --           --            --
Shareholders with less than1000 Shares                        --           --           --           --            --
Variance: AST Exhange Variance .......

                                                         ---------    ---------    ---------
*TOTAL ...............................                   4,661,272    4,661,272    2,132,348
                                                         =========    =========    =========




                                                            Interest               ----- Fully Diluted -----
         Shareholder Name                                  12/31/1999      Notes      Shares         % Owned
         ----------------                                  ----------      -----      ------         -------
Venture Capital Investor .............                         --           --              0           --
Biofund, Inc. (23% Sale) .............          920            --           --      3,936,680          23.00%
     Brown, Farran Tozer .............           25            --           --              0           --
     Clapp, David ....................          200            --           --              0           --
     Corsiglia, Robert J .............           25            --           --              0           --
     Field, Richard D ................          100            --           --              0           --
     Fresne, Donald C ................           50            --           --              0           --
     Goldfrank, III, Lionel ..........          150            --           --              0           --
     Parson, Christy .................          120            --           --              0           --
     Roddy, Katherine Tozer ..........           25            --           --              0           --
     Shah, Raju L ....................           25            --           --              0           --
     Tozer, Jr., W. James ............          200            --           --              0           --
Biofund Conversion ...................          920            --           --              0           --
     Brown, Farran Tozer .............           25            --           --              0           --
     Clapp, David ....................          200            --           --              0           --
     Corsiglia, Robert J .............           25            --           --              0           --
     Field, Richard D ................          100            --           --              0           --
     Fresne, Donald C ................           50            --           --              0           --
     Goldfrank, III, Lionel ..........          150            --           --              0           --
     Parson, Christy .................          120            --           --              0           --
     Roddy, Katherine Tozer ..........           25            --           --              0           --
     Shah, Raju L ....................           25            --           --              0           --
     Tozer, Jr., W. James ............          200            --           --              0           --
Mayday Financing ($1.00 per share) ...                         --       Cl. B Pfd.          0           --
Accrued Interest / Notes Payable .....                      245,163         --        245,163           1.43%
Payables to be Converted .............                         --           --              0           --
AST Exchange Agent ...................                         --           --              0           --
** Aminoff, Cary .....................                         --       prof serv.     11,429           0.07%
Biotag Inc ...........................                         --           --         17,026           0.10%
BMA ..................................                         --           --              0           --
JMG Bonfrer ..........................                         --           --         10,000           0.06%
Boston Biomedical Research Institute .                         --           --         41,988           0.25%
Buttyan, Ralph .......................                         --           --          1,137           0.01%
Cede & Co ............................                         --           --        159,708           0.93%
Chandler, Joseph .....................                         --           --          2,273           0.01%
Charbit, Ingrid ......................                         --           --        100,000           0.58%
Clapp, David .......................                              0      mat. note    268,182           1.57%
--                                                             --           --              0           --
--                                                             --           --              0           --
--                                                             --           --              0           --
--                                                             --           --              0           --
Clapp Tte./Indian Creek Ptnrs ........                         --           --        161,391           0.94%
Codington, John F ....................                         --           --         27,917           0.16%
**Corsiglia, Robert J ................                         --           --        205,192           1.20%
--                                                             --           --              0           --
--                                                             --           --              0           --
--                                                             --           --              0           --
--                                                             --           --              0           --
Creative Biomolecules Inc ............                         --           --         22,565           0.13%
Daly, Daniel .........................                         --           --          4,268           0.02%
Deidrick, Aga B ......................                         --           --          8,000           0.05%
** Dr. Crawford ......................                         --           --         25,000           0.15%
** Dr. Brauer ........................                         --           --         25,000           0.15%
# Epigen Inc .........................                         --           --              0           --
Experta Treyhand AG ..................                         --           --         14,773           0.09%
Fawwaz, Rashid .......................                         --           --         18,868           0.11%
Field, Richard .......................                         --           --        200,000           1.17%
*Fresne, Donald C ....................                         --           --      5,972,104          34.89%
      Prefered Stock .................                         --        Cl. A Pfd.         0           --
     ##  Debt ........................                      314,992         --              0           --
Gelb, William ........................                         --           --          4,850           0.03%
Gelber, Cohava .......................                         --           --         10,000           0.06%
Goluboff, Eric .......................                         --           --          6,819           0.04%
Goldfrank, L .........................                         --           --        200,000           1.17%
Harley, Colin K ......................                         --           --         98,069           0.57%
Hilkens, John ........................                         --           --         10,000           0.06%
Hilton, Birgitt ......................                            0      25% note      37,500           0.22%
Hilton, Louis ........................                         --           --         13,637           0.08%
                                                               --           --              0           --
--                                                             --           --              0           --
Howard, Reese E ......................                         --           --          2,799           0.02%
                                                               --           --              0           --
--                                                             --           --              0           --
Johns, Marshall J & Marlene B ........                         --           --         29,546           0.17%
Kent, Richard E**** ..................                         --           --        433,462           2.53%
--                                                                0      25% note           0           --
--                                                             --           --              0           --
--                                                             --           --              0           --
--                                                             --           --              0           --
--                                                             --           --              0           --
--                                                             --           --              0           --
--                                                             --           --              0           --
--                                                             --           --              0           --
--                                                             --           --              0           --
--                                                             --           --              0           --
** Krane, Robert J ...................                         --           --        166,819           0.97%
Kuter, I .............................                         --           --          2,273           0.01%
Lawson, Carole .......................                         --           --         10,000           0.06%
Ledbetter Moore & Associates Inc .....                         --           --          2,273           0.01%
Levin, Bruce .........................                         --           --          1,313           0.01%
Liss, Irvine .........................                         --           --        100,000           0.58%
Long, Leo William ....................                         --        mat. note    544,603           3.18%
--                                                             --           --              0           --
--                                                             --           --              0           --
--                                                             --           --              0           --
--                                                             --           --              0           --
--                                                             --           --              0           --
--                                                             --           --              0           --
--                                                             --           --              0           --
--                                                             --           --              0           --
Martin E Janis & Company Inc .........                         --           --          2,534           0.01%
Mondschein, Lawrence .................                         --           --          8,183           0.05%
Mongiardo, James F ...................                         --           --        129,042           0.75%
Montgomery, Deborah ..................                         --           --          8,000           0.05%
Moore, Nancy K .......................                            0      25% note      75,000           0.44%
Nikrui, Najosam ......................                         --           --          3,410           0.02%
** Olsson, Carl ......................                         --           --        113,638           0.66%
Paulsen, D ...........................                         --           --          6,819           0.04%
Perisher Publishing ..................                         --           --         75,000           0.44%
Philadep & Co. .......................                         --           --              0           --
Potter, Ransel .......................                         --           --         21,685           0.13%
Rabinowitz, Jonathan D ...............                         --           --         30,125           0.18%
Rabinowitz, Joshua W .................                         --           --         30,125           0.18%
Rabinowitz, Peter D ..................                         --           --         30,125           0.18%
Rabinowitz, Rene S ...................                         --           --         30,125           0.18%
Rykowski, Emilia c/oRabinowitz .......                         --           --         30,125           0.18%
Rabinowitz, Rubin ....................                            0      25% note     328,051           1.92%
--                                                             --           --              0           --
--                                                             --           --              0           --
--                                                             --           --              0           --
--                                                             --           --              0           --
--                                                             --           --              0           --
Richards & O'Neil LLP ................                         --           --          6,876           0.04%
Roberts, Paul ........................                         --           --          3,000           0.02%
Sandel Robert A ......................                            0      25% note     165,362           0.97%
Sandel Robert A  & Eleanor J .........                         --           --         49,993           0.29%
--                                                             --           --              0           --
--                                                             --           --              0           --
--                                                             --           --              0           --
--                                                             --           --              0           --
--                                                             --           --              0           --
--                                                             --           --              0           --
Schroder, L Courtney .................                         --           --        145,396           0.85%
--                                                             --           --              0           --
--                                                             --           --              0           --
Schubach, Clark ......................                         --           --          1,516           0.01%
Smith. David H .......................                         --           --         17,787           0.10%
Somkey SA ............................                         --           --          1,273           0.01%
Sterman, Marshall ....................                         --           --          2,214           0.01%
--                                                             --           --              0           --
--                                                             --           --              0           --
Strategica Group Inc .................                         --           --          1,470           0.01%
The Mayflower Group Ltd ..............                         --           --         68,182           0.40%
** 'Tozer Jr., W. James (<9/1/98) ....                         --           --      1,699,725           9.93%
--                                                             --           --              0           --
--                                                             --           --              0           --
Tozer Jr., W. James (>9/1/98) ........                         --        Cl. A Pfd.   250,000           1.46%
--                                                             --           --              0           --
--                                                             --           --              0           --
Tozer Jr., W. James (>9/1/98) ........                            0      25% note      25,000           0.15%
Tozer Jr., W. James (IRA)c ...........                         --           --         11,819           0.07%
Vacold, LLC ..........................                         --           --        433,705           2.53%
Weil, Steven & Janet .................                         --           --         30,000           0.18%
--                                                             --           --              0           --
--                                                             --           --              0           --
Westheimer, J. & A ...................                         --           --         37,500           0.22%
--                                                             --           --              0           --
--                                                             --           --              0           --
Westheimer, Laura ....................                         --           --         37,500           0.22%
--                                                             --           --              0           --
--                                                             --           --              0           --
Zahav Ltd ............................                         --           --         30,304           0.18%
Shareholders with less than1000 Shares                         --           --         22,203           0.13%
Variance: AST Exhange Variance .......

                                                         ----------                ---------          ------
*TOTAL ...............................                      560,155                17,115,439         100.00%
                                                          =========                ==========         ======


# The 12/31/99 Financials show that Epigen holds in treasury 5 shares, while the American Stock Transfer (AST) 12/31/99 shows 25,795 old shares registered to Epigen which would convert into 1,173 new shares in treasury.
Epigen's Board is taking action to retire all treasury shares and to confirm Epigen's common shares outstanding as of 12/31/99 being equal to AST's records less the shares currently registered in Epigen's name which are being retired.


**Commitments to Issue Common Stock
Aminoff, Cary A.             $29,800 for 'Preparation of Business Plans
Robert J. Corsiglia          Shares to be issued to reflect an appropriate conversion rate of $.83 vs $2.66 on previously converted notes.
Dr. Crawford                 Completion of lung cancer IRB for COD Test
Dr. Brauer                   Consulting Services
Olsson, Carl                 Consulting Services
Krane, R.                    Execution of definitive liscense agreement with strategic partner
Fresne, Donald               Perpetual 33 1/3% anti-dilution protection
Tozer, W. James Jr.          10% anti-dilution protection on 750,552 shares until definitive license agreement with strategic partner

****By agreement Kent to receive $3000 per month in salary and 37000 option at $0.50 on June 1st of each year.

                                    EXHIBIT B


                                      Number of Shares                  Amount
Name of Shareholder                   of Common Stock   Purchase Price  Invested
-------------------                   ---------------   --------------  --------

Farran Tozer Brown ...............        106,975       $   1,069.75    $ 25,000

David Clapp ......................        855,800           8,558.00     200,000

Robert J. Corsiglia ..............        106,975           1,069.75      25,000

Richard D. Field .................        427,900           4,279.00     100,000

Donald C. Fresne .................        213,950           2,139.50      50,000

Lionel Goldfrank III .............        641,850           6,418.50     150,000

Christy Parsons ..................        513,480           5,134.80     120,000

Katherine Tozer Roddy ............        106,975           1,069.75      25,000

Raju L. Shah .....................        106,975           1,069.75      25,000

W. James Tozer, Jr ...............        855,800           8,558.75     200,000

                                    EXHIBIT C


                                                   Number of Shares    Purchase
Name of Shareholder                                of Common Stock      Price
-------------------                                ----------------    ---------

Farran Tozer Brown .......................             50,000           $ 25,000

David Clapp ..............................            400,000            200,000

Robert J. Corsiglia ......................             50,000             25,000

Richard D. Field .........................            200,000            100,000

Donald C. Fresne .........................            100,000             50,000

Lionel Goldfrank III .....................            300,000            150,000

Christy Parsons ..........................            240,000            120,000

Katherine Tozer Roddy ....................             50,000             25,000

Raju L. Shah .............................             50,000             25,000

W. James Tozer, Jr .......................            400,000            200,000

                                    EXHIBIT D


                           CERTIFICATE OF AMENDMENT OF

                       DESIGNATION, PREFERENCES AND RIGHTS

                                       OF

                            SERIES B PREFERRED STOCK

                                       OF

                                  EPIGEN, INC.


         EPIGEN, INC., a corporation organized and existing under the laws of the State of Delaware (the "Corporation), in accordance with the provisions of
Section 151 of the General Corporation Law of the State of Delaware, does hereby
CERTIFY:

         1. The Certificate of Incorporation, as amended, of the Corporation fixes the total number of shares of all classes of capital stock which the Corporation shall have authority to issue as Sixty-Five Million (65,000,000) shares, of which Fifty Million (50,000,000) shares shall be Common Stock, par value $.001 per share (the "Common Stock"), and Fifteen Million (15,000,000) shares shall be shares of Preferred Stock, par value $.001 per share (the "Preferred Stock").

         2. The Certificate of Incorporation, as amended, of the Corporation, expressly grants to the Board of Directors of the Corporation authority to provide for the issuance of said Preferred Stock in one or more series, with such voting powers, and with such designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions providing for the issue thereof adopted by the Board of Directors as are not stated and expressed in its Certificate of Incorporation, as amended.

         3. Pursuant to authority conferred upon the Board of Directors by the Certificate of Incorporation, as amended, the Board of Directors, at a meeting duly held on June 17, 1996, at which a quorum was duly present and acting throughout, duly authorized and adopted the provisions establishing a Series B Preferred Stock of the Corporation pursuant to a Certificate of Designation, Preferences and Rights of Series B Preferred Stock filed with the Secretary of State of Delaware on June 18, 1996. All of the outstanding shares of Series B Preferred Stock were acquired by the Corporation pursuant to an exchange of shares of its Common Stock for such outstanding shares of Series B Preferred Stock on July 14, 1997 and restored to the status of authorized but unissued shares of preferred stock, without designation. Pursuant to authority conferred upon the Board of Directors by the Certificate of Incorporation, as amended, the Board of Directors, at a meeting duly held on June 7, 2000, at which a quorum was duly present and acting throughout, duly authorized and adopted the provisions set forth in the following resolution providing for an Amended Certificate of Designation, Preferences and Rights of Series B Preferred Stock as follows:

         RESOLVED, that an issue of a series of the Preferred Stock, par value $.001 per share, of the Corporation consisting of Five Hundred Thousand (500,000) shares is hereby provided for, and the voting power, designation, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, are fixed hereby as follows:

                  1. DESIGNATION. The designation of such series shall be "Series B Preferred Stock" (hereinafter referred to as the "Series B Preferred Stock") and the number of shares constituting such series is Five Hundred Thousand (500,000). The number of authorized shares of Series B Preferred stock may be increased or reduced by further resolutions of the board of Directors of the Corporation or any duly authorized committee thereof and by the filing of a certificate pursuant to the provisions of the General Corporation Law of the State of Delaware stating that such increase or reduction has been so authorized, but the number of shares of Series B Preferred Stock shall not be reduced below 500,000 unless there shall be less than 500,000 shares of Series B Preferred Stock outstanding, in which case the number of shares of Series B Preferred Stock may be reduced to a number of shares equal to the number of such shares outstanding from time to time. Shares of Series B Preferred Stock shall be evidenced by certificates registered in the name of the record holder of such shares of Series B Preferred Stock.

                  2. DIVIDENDS. The Series B Preferred Stock shall be entitled to share pari passu on a share for share basis with the Common Stock of the Corporation if, in any dividends if, as and when declared by the Corporation's Board of Directors.

                  3. MANDATORY REDEMPTION. The shares of Series B Preferred Stock shall be redeemed by the Corporation not later than August 31, 2001 (the "Redemption Date") at a price per share of $1.00; provided, however, that the Corporation shall have the right at any time prior to the Redemption Date to repurchase all or any portion of the then outstanding shares of Series B Preferred Stock, pro rata, from the holders thereof providing it has funds legally available therefor. Any such repurchase shall be upon thirty (30) days' prior written notice to the holders of the shares of Series B Preferred Stock, which notice shall set forth the number of shares of Series B Preferred Stock to be repurchased from the holder receiving such notice, the date of such repurchase (the "Repurchase Date"), and instructions for tendering certificates representing the shares of Series B Preferred Stock to be repurchased. From and after any Repurchase Date, the holders of shares of Series B Preferred shall have no rights as shareholders with respect to the shares of Series B Preferred Stock so purchased, but shall stand as creditors of the Corporation for the amount of the repurchase price therefor.

                  4. SHARES TO BE RETIRED. All shares of Series B Preferred Stock redeemed or purchased by the Corporation shall be retired and canceled and shall be restored to the status of authorized but unissued shares of Preferred Stock, without designation as to series, and may thereafter be issued, but not as shares of Series B Preferred Stock.

                  5.  CONVERSION OR EXCHANGE.

                  (a) CONVERSION RIGHT. Except as set forth in subsection 5(c) hereof, at any time prior to the Mandatory Redemption Date set forth in
         Section 3 hereof, the holders of Series B Preferred Stock shall have the right at any time to convert all, but not less than all, of such shares of Series B Preferred Stock into shares of the Corporation's Common Stock or such other securities into which such Common Stock shall have been converted, or by which the Corporation's Common Stock shall have been replaced, at the rate of one share of Common Stock of the Corporation for each share of Series B Preferred Stock.

                  (b) MANDATORY CONVERSION. In the event the Corporation shall engage in an "equity financing" for Common Stock and/or other securities of the Corporation then each outstanding share of Series B Preferred Stock must be converted by the holders of Series B Preferred Stock into Common Stock and/or other securities of the Corporation at one of the following rates: (i) the amount of shares of Common Stock or other securities of the Corporation set forth in Section 5(a) hereof or
         (ii) that number of shares of Common Stock and/or other securities of the Corporation to be offered in such equity financing determined by
         (A) dividing the aggregate purchase price paid by such holder for his or her shares of Series B Preferred Stock by the aggregate purchase price paid by the purchasers of the Corporation's securities in such equity financing and (B) multiplying the resulting quotient by the number of shares of Common Stock and/or other securities of the Corporation to be issued in such equity financing. For purposes of this provision, the term "equity financing" shall mean the sale the sale, in one or more transactions or offerings by the Corporation of its shares of Common Stock and/or other securities resulting in aggregate gross proceeds to the Corporation of not less than $2,000,000. In the event the equity financing shall involve transactions with different terms, any election by a holder of Series B Preferred Stock to convert his or her shares Series B Preferred Stock pursuant to subsection (ii) of this
         Section 5(b) shall be pro rata among the various transactions constituting the equity financing.

                  (c) NOTICE OF CONVERSION. Any holder of outstanding shares of Series B Preferred Stock may elect to convert such shares of Series B Preferred Stock into shares of Common Stock by serving written notice on the Corporation setting forth (1) the number of shares of such holder's Series B Preferred Stock to be converted; (2) the date by which such conversion must occur, such date being at least twenty (20) and not more than sixty (60) days after the date of such notice; provided, however, that in the event the Company exercises its right to redeem the Series B Preferred Stock prior to the Mandatory Redemption Date set forth in Section 3 hereof, the holders of Series B Preferred Stock shall have the right to elect to convert pursuant to Section 5(a) hereof at any time prior to such early redemption date by written notice to that effect received by the Corporation prior to the date set forth in the Corporation's notice of early redemption; (3) whether such shares of Common Stock or other securities are to be evidenced by a single certificate or multiple certificates (in which latter case the denominations of such certificates shall also be set forth); and (4) if such certificates are to be issued in the name or names of a person or persons other than that of the holder of the Series B Preferred Stock so converting, the name(s) and address(es) of such other person(s). Any securities issued pursuant to this subsection
         (b)(ii) shall be in addition to any securities actually issued in such equity financing.

                  (d) ISSUANCE OF CERTIFICATES. Promptly following the effective date of any conversion in accordance with this Section 5, the Corporation shall issue a certificate or certificates evidencing shares of Common Stock and/or other securities of the Corporation into which such shares of Series B Preferred Stock have been converted in accordance with this Section 5.

                  6.  CERTAIN ADJUSTMENTS.

                  (a) STOCK DIVIDENDS, SPLITS AND COMBINATIONS. If at any time or from time to time, the holders of Common Stock become entitled to receive additional shares or less shares because of a stock dividend, stock split or combination of shares, the number of outstanding shares of Series B Preferred Stock shall be proportionately and correspondingly adjusted.

                  (b) RECLASSIFICATIONS. If at any time or from time to time, the holders of Common Stock become entitled to receive a different class of stock (the "Entitlement Event"), any holder of outstanding shares of Series B Preferred Stock shall be entitled to receive the same number and kind of shares of stock as a holder of shares of the Common Stock immediately prior to the Entitlement Event was eligible to receive with respect to such Common Stock pursuant to the Entitlement Event. This provision shall include any reclassification in connection with a merger of another corporation into the Corporation.

                  (c) MERGER INTO OR SALE OF ASSETS TO ANOTHER CORPORATION. If at any time or from time to time, the holders of the Common Stock become entitled to receive stock, securities, property or cash (or any combination of them) by reason of a capital reorganization or dissolution, liquidation or winding-up of the Corporation, a merger with, a consolidation of the Corporation into, a sale of all or substantially all of the assets of the Corporation to, another corporation (the "Reorganization Event"), each holder of shares of Series B Preferred Stock shall be entitled to receive the same stock, securities, property or cash (or combination of them) as a holder of the same number of shares of the Common Stock was eligible to receive with respect to such Common Stock pursuant to the Reorganization Event.

                  7. VOTING RIGHTS. The holders of shares of Series B Preferred Stock shall be entitled, at all meetings of the Stockholders of the Corporation and on all occasions where stockholders are entitled to vote or give their consent, to one (1) vote for each share of Series B Preferred Stock owned by them. The holders of shares of Series B Preferred Stock shall vote with the holders of shares of Common Stock as a single class on all matters, except to the extent that holders of Common Stock or holders of Series B Preferred Stock shall be entitled to vote as a separate class only on matters which effect the rights, preferences and privileges of the Series B Preferred Stock.

                  8. LIQUIDATION PREFERENCE. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of the Series B Preferred Stock shall entitled to a liquidation preference of $1.00 per share, payable out of the assets of the Corporation therefor prior to any payment to the holders of the Corporation's Series A Preferred Stock of Common Stock. In the event the assets of the Corporation are not sufficient to pay such amount in full, the assets legally available therefor shall be paid to the holders of Series B Preferred Stock, pro rata. The consolidation or merger of the Corporation with or into any other corporation, or the sale of substantially all of the assets of the Corporation in consideration for the issuance of equity securities of another corporation, shall not be regarded as a liquidation, dissolution or winding up of the Corporation within the meaning of this Section 7, but only if such consolidation, merger or sale of assets shall not in any way impair the voting power, preferences or special rights of the Series B Preferred Stock.

                  9. LIMITATIONS ON DIVIDENDS ON JUNION RANKING STOCK. So long as any Series B Preferred Stock shall be outstanding, the Corporation shall not declare any dividends on the Common Stock or any other stock of the Corporation ranking as to dividends or distributions of assets junior to the Series B Preferred Stock (any such junior ranking stock being herein referred to as "Junior Stock"), or make any payment on account of, or set apart money for, a sinking or other analogous fund for the purchase, redemption or other retirement of any shares of Junior Stock, or make any distribution in respect thereof, whether in cash or property or in obligations or stock of the Corporation, other than Junior Stock (such dividends, payments, setting apart and distributions being herein called "Junior Stock Payments"), unless the Corporation shall not be in default or in arrears with respect to any sinking or other analogous fund or any call for tenders obligation or other agreement for the purchase, redemption or other retirement of any shares of Preferred Stock other than Junior Stock. For purposes of this
         Section 9, the Corporation's Series A Preferred Stock shall be deemed Junior Stock.

                  10. RESTRICTIONS ON TRANSFER.

                  (a) RESTRICTIONS ON TRANSFER. Neither the Series B Preferred Stock, nor any interest therein, shall be transferable except upon the conditions specified in this Section 10, which conditions are intended to ensure compliance with the Securities Act of 1933, as amended (the "Securities Act") and all applicable state securities laws in respect of the transfer of any such securities or any interest therein.

                  (b) RESTRICTIVE LEGEND. Each certificate, if shares of Series B Preferred Stock shall issued in certificated form, shall (unless otherwise permitted by the provisions of this Section 10) include a legend in a form similar to the following:

                  NEITHER THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THEY ARE CONVERTIBLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND NEITHER SUCH SECURITIES NO ANY INTEREST THEREIN MAY BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT, APPLICABLE STATE SECURITIES LAWS AND THE RULES AND REGULATIONS THEREUNDER.

                  (c) NOTICE OF PROPOSED TRANSFER. Each holder of shares of Series B Preferred Stock, by his acceptance of such shares, agrees to comply in all respects with the provisions of this Section 10. Prior to any proposed transfer of any shares of Series B Preferred Stock, except in the case of registration thereof pursuant to the Securities Act of 1933, as amended, the holder thereof shall give written notice to the Corporation of such holder's intention of effect such transfer. Each such notice shall describe the manner and circumstances of such transfer in reasonable detail, and shall be accompanied by (i) a written opinion of counsel reasonable satisfactory to the Corporation, addressed to the Corporation, to the effect that the proposed transfer may be effected without registration of the Series B Preferred Stock, or (ii) written assurance from the Securities Exchange Commission ("SEC") that the SEC will not recommend any action be taken by it in the event such transfer is effected without registration under such Act. Such proposed transfer may be effected only if the Corporation shall have received such notice and such opinion of counsel or written assurance, whereupon the holder of such shares of Series B Preferred Stock shall be entitled to transfer such shares of Series B Preferred Stock in accordance with the terms of such notice. Each certificate evidencing shares of Series B Preferred Stock so transferred shall bear the legend set forth in Section 10(b) hereof, and each uncertificated share of Series B Preferred Stock so transferred shall have entered against it in the Corporation's stock transfer ledger or other similar records a "stop transfer" legend, except that either such legend may be removed if the opinion of counsel or written assurance is to the further effect that no such legend nor the restrictions on transfer in this Section 10 are required in order to ensure compliance with such Act.

                  11. PREEMPTIVE RIGHTS. The holders of shares of Series B Preferred Stock shall not be entitled to any preemptive or preferential rights for the subscription to any shares of any capital stock of the Corporation.

         IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by Donald C. Fresne, its President, who affirms, under penalties of perjury, that this Certificate is the act and deed of the Corporation and that the facts stated herein are true, as of the 7th th day of June, 2000.

                                       EPIGEN, INC.

                                       By: /s/ Donald C. Fresne
                                           --------------------
                                       Name: Donald C. Fresne
                                       Title: President

                                    EXHIBIT E


                                 PROMISSORY NOTE

U.S.$356,213.63                                               Date: June 7, 2000


         FOR VALUE RECEIVED, Epigen, Inc., a Delaware corporation ("Borrower"), hereby promises to pay to Donald C. Fresne, with an address at Tower Lodge, North Tower Hill Road, Box L, Millbrook, NY 12545 ("Holder"), or at such other location as Holder shall specify in a written notice to Borrower, in lawful money of the United States of America, in immediately available funds, the principal sum of U.S. Three Hundred Fifty-Six Thousand Two Hundred Thirteen and 63/100 Dollars (U.S. $356,213.63), together with interest on the principal amount from time to time outstanding at the annual rate of nine percent (9%) per annum. Of the original principal amount of this Note, the sum of $156,213.63 shall be paid by Borrower to Holder in three equal annual installments beginning on June 1, 2001, together with interest accrued on the principal amount outstanding from time to time. Of the original principal amount of this Note, the sum of $200,000 shall be payable by Borrower on demand by Holder, together with any accrued but unpaid interest hereunder.

         The principal balance of this Note may be prepaid by Borrower at any time, without premium or penalty.

         The sum of $200,000 principal amount of this note is secured by the grant of a security interest to Holder by Borrower pursuant to that certain Preferred Stock and Warrant Purchase and Security Agreement dated as of May 1, 1995 between Borrower and Holder.

         Presentation, demand, protest and notice of dishonor are hereby waived by the undersigned. No delay or omission by Holder in exercising its rights under this Note shall operate as a waiver of such rights, nor shall the exercise of any right with respect to this Note waive or preclude the later exercise of such right or any other right.

         Borrower promises to pay all costs and out-of-pocket expenses of Holder in obtaining performance under this Note, including fees and expenses of counsel for Holder. Borrower agrees to pay principal, interest and all other amounts due under this Note without setoff, counterclaim or any deduction whatsoever.

         Delivery of any notice required or permitted to be sent pursuant to this Note shall be deemed to have occurred when actually received by the intended recipient. Any notice sent hereunder shall be sent by certified mail, return receipt requested, Express Mail or by a nationally recognized overnight courier service. For purposes of this Note, the term "Business Day" means any day other than a day on which banks located in the State of New York are required or permitted to close.

         This Note shall be governed by and construed in accordance with the laws of the State of New York.

                                       EPIGEN, INC.


                                       By:/s/ Donald C. Fresne
                                           -------------------
                                       Name: Donald C. Fresne
                                       Title: Chairman, President and
                                       Chief Executive Officer

                                    EXHIBIT F


                                 PROMISSORY NOTE

U.S.$ $156,213.63                                             Date: June 7, 2000


         FOR VALUE RECEIVED, Donald C. Fresne, with an address at Tower Lodge, North Tower Hill Road, Box L, Millbrook, NY 12545 ("Borrower"), hereby promises to pay to Epigen, Inc., a Delaware corporation with an address at Tower Lodge, North Tower Hill Road, Box L, Millbrook, NY 12545 ("Holder"), or at such other location as Holder shall specify in a written notice to Borrower, in lawful money of the United States of America, in immediately available funds, the principal sum of U.S. One Hundred Fifty-Six Thousand Two Hundred Thirteen and 63/100 Dollars (U.S.$156,213.63), together with interest on the principal amount from time to time outstanding at the annual rate of nine percent (9%) per annum. Such principal and accrued interest shall be repaid in installments equal in amount to the installment payments of principal and interest to be received by Borrower from Holder pursuant to that certain Primissory note in the original principal amount of $356,213.63, dated June 7, 2000, if, as and when such installments are received by Borrower.

         The principal balance of this Note may be prepaid by Borrower at any time, without premium or penalty.

         Presentation, demand, protest and notice of dishonor are hereby waived by the undersigned. No delay or omission by Holder in exercising its rights under this Note shall operate as a waiver of such rights, nor shall the exercise of any right with respect to this Note waive or preclude the later exercise of such right or any other right.

         Borrower promises to pay all costs and out-of-pocket expenses of Holder in obtaining performance under this Note, including fees and expenses of counsel for Holder. Borrower agrees to pay principal, interest and all other amounts due under this Note without setoff, counterclaim or any deduction whatsoever.

         Delivery of any notice required or permitted to be sent pursuant to this Note shall be deemed to have occurred when actually received by the intended recipient. Any notice sent hereunder shall be sent by certified mail, return receipt requested, Express Mail or by a nationally recognized overnight courier service. For purposes of this Note, the term "Business Day" means any day other than a day on which banks located in the State of New York are required or permitted to close.

         This Note shall be governed by and construed in accordance with the laws of the State of New York.

                                       /s/ Donald C. Fresne
                                       --------------------
                                       Donald C. Fresne

                                    EXHIBIT G


Holders of 2% or more of Epigen Common Stock.


Clapp, David
Indian Creek Partners, LP
Summary of Investments & Holdings in Epigen, Inc. & Biofund, Inc.

Investment Date ................................    07/07/97    12/23/97    07/29/98       n/a      02/23/99    11/12/99     Totals
                                                    --------    --------    --------    --------    --------    --------    --------
Amount .........................................    $100,000        --      $100,000        --      $ 50,000        --      $250,000
Loan Amount ....................................        --      $100,000        --          --          --          --      $100,000
Terms of Promissory Note .......................        --      Prime+5%        --          --          --          --          --
Maturity Date ..................................        --      12/23/98        --          --          --          --          --
Shares Purchases ...............................      36,363        --       120,482        --        50,000        --       206,845
Price Per Share ................................    $   2.75        --      $   0.83        --      $   1.00        --          --
Available Conversion ...........................        --        37,594        --          --          --          --          --
Class C Warrants ...............................       9,091        --          --          --          --          --         9,091
Price Per Share ................................    $   2.00        --          --          --          --          --          --
Expiration Date ................................    12/31/01        --          --          --          --          --          --
Class D Warrants ...............................       9,091        --          --          --          --          --         9,091
Price Per Share ................................    $   2.00        --          --          --          --          --          --
Expiration Date ................................    12/31/01        --          --          --          --          --          --
Escrow Agreement Date ..........................        --          --          --      12/23/97        --          --          --
Escrow Agreement w/D. Fresne ...................        --          --          --       160,000        --          --       160,000
Escrow Agent Certificate Number ................        --          --          --      CS3066          --          --          --
Price Per Share ................................        --          --          --      $   2.66        --          --          --
Expiration Date ................................        --          --          --      12/28/02        --          --          --
Series F Warrants ..............................        --          --          --          --        50,000        --        50,000
Price Per Share ................................        --          --          --          --      $   1.50        --          --
Expiration Date ................................        --          --          --          --      03/31/04        --          --
Series G Warrants ..............................        --          --          --          --        50,000        --        50,000
Price Per Share ................................        --          --          --          --      $   2.00        --          --
Expiration Date ................................        --          --          --          --      03/31/04        --          --
Biofund, Inc. CD Collateral Loan ...............        --          --          --          --          --      $200,000    $200,000
Biofund, Inc. Shares Owned .....................        --          --          --          --          --           200         200

Summary
-------
Epigen, Inc.
  Total Investment                                    $350,000
  Common Shares Purchased                              206,845
  Exercisable Warrants & Options                       278,182
Biofund, Inc.
  Total Investment                                    $200,000
  Shares Owned                                             200



Corsiglia, Robert
Summary of Investments & Holdings in Epigen, Inc. & Biofund, Inc.

Investment Date .................   08/11/95   12/18/96    10/10/97        01/16/98      07/02/98
                                    --------   --------    --------        --------      --------
Amount .........................   $ 25,000   $100,000   Equity Kicker   Equity Kicker   $ 25,000
Common Shares Issued ............      4,545     36,364          12,500           9,399     30,121
Price Per Share .................   $   5.50   $   2.75            --              --     $   0.83
Warrant .........................      4,545       --              --              --         --
Strike Price ....................   $   2.00       --              --              --         --
Expiration Date .................   09/01/00       --              --              --         --
Warrant .........................       --         --              --            18,997       --
Strike Price ....................       --         --              --     $        2.66       --
Expiration Date .................       --         --              --        01/16/03         --
Class C Warrants ................       --        9,091            --              --         --
Strike Price ....................       --     $   2.00            --              --         --
Expiration Date .................       --     12/31/01            --              --         --
Class D Warrants ................       --        9,091            --              --         --
Strike Price ....................       --     $   2.00            --              --         --
Expiration Date .................       --     12/31/01            --              --         --
 Biofund, Inc. CD Collateral Loan       --         --              --              --         --
Biofund, Inc. Shares Owned ......       --         --              --              --         --

Investment Date .................     09/17/98       11/18/99      03/13/00         Totals
                                      --------       --------      --------         ------
Amount .........................   Debt to Equity        --     Debt to Equity     $150,000
Common Shares Issued ............           22,010       --          48,527         163,466
Price Per Share .................   $         0.83       --     $         0.83         --
Warrant .........................             --         --            --              --
Strike Price ....................             --         --       Conversion           --
Expiration Date .................             --         --        Rate of             --
Warrant .........................             --         --       09/17/1999         55,417
Strike Price ....................             --         --        Changed             --
Expiration Date .................             --         --       From $2.66           --
Class C Warrants ................             --         --        to $.83.           9,091
Strike Price ....................             --         --       (See Board           --
Expiration Date .................             --         --       Minutes of           --
Class D Warrants ................             --         --       1/21/00.)           9,091
Strike Price ....................             --         --            --              --
Expiration Date .................             --         --            --              --
 Biofund, Inc. CD Collateral Loan             --     $ 25,000          --          $ 25,000
Biofund, Inc. Shares Owned ......             --           25          --                25


Field, Richard D.
Summary of Investments & Holdings in Epigen, Inc. & Biofund, Inc.

Investment Date .........................     07/27/99     11/18/99      Totals
                                              --------     --------     --------
Amount .................................      $100,000         --       $100,000
Common Shares Purchased ................       100,000         --        100,000
Price Per Share ........................      $   1.00         --           --
Series H Warrant .......................       100,000         --        100,000
Strike Price Per Share .................      $   3.00         --           --
Expiration Date .........................     06/30/04         --           --
Biofund, Inc. CD Collateral Loan .......          --       $100,000     $100,000
Biofund, Inc. Shares Owned ..............         --            100          100

Fresne, Donald C.
Summary of Investments & Holdings in Epigen, Inc. & Biotag, Inc.

Date .............................     At 12/31/99    At 12/31/00       Totals
                                       -----------    -----------     ----------
Considertion (approximate) .......     $4,000,000         --          $4,000,000
Common Shares Issued .............      2,260,325         --           2,260,325
Assuming Series A Conversion .....        600,000         --             600,000
Warrants .........................         24,702        1,000            25,702
Strike Price .....................     $     0.83       $ 2.66             --
Expiration Date ..................       04/15/03       12/31/02           --

Biotag, Inc. Shares ..............         17,026         --              17,026

Goldfrank, III, Lionel
Summary of Investments & Holdings in Epigen, Inc. & Biofund, Inc.

Investment Date .........................     06/24/99     11/30/99      Totals
                                              --------     --------     --------
Amount .................................      $100,000         --       $100,000
Common Shares Purchased ................       100,000         --        100,000
Price Per Share ........................      $   1.00         --           --
Series H Warrant .......................       100,000         --        100,000
Price Per Share ........................      $   3.00         --           --
Expiration Date .........................     06/30/04         --           --
Biofund, Inc. CD Collateral Loan ........         --        150,000     $150,000
Biofund, Inc. Shares Owned ..............         --            150          150


Kent, Richard E.
Summary of Investments & Holdings in Epigen, Inc.

Date .................   07/14/97  09/25/97   At 12/31/99    At 12/31/99   At 12/31/99   At 12/31/99
                         --------  --------   -----------    -----------   -----------   -----------
Debt Conversion Amount   $45,307      --           --             --            --            --
Conversion Rate ......   $ 0.095      --      (Bonus/Svcs)        --            --            --
Shares Issued ........    21,678    12,500      143,411           --            --            --
Amount ...............      --     $25,000         --             --            --            --
Promissory Note Issued      --          25%        --             --            --            --
Maturity Date ........      --     10/06/98        --             --            --            --
Options ..............      --        --           --            2,136         1,931         1,681
Strike Price .........      --        --           --           $ 2.00        $ 2.00        $ 2.00
Expiration Date ......      --        --           --          09/13/01      03/25/02      06/01/02


Date .................   At 12/31/99   At 12/31/99   At 12/31/99   At 12/31/99   At 12/31/99   At 12/31/99     Totals
                         -----------   -----------   -----------   -----------   -----------   -----------   --------
Debt Conversion Amount        --            --            --            --            --            --     $ 45,307
Conversion Rate ......        --            --            --            --            --            --         --
Shares Issued ........        --            --            --            --            --            --      177,589
Amount ...............        --            --            --            --            --            --     $ 25,000
Promissory Note Issued        --            --            --            --            --            --         --
Maturity Date ........        --            --            --            --            --            --         --
Options ..............         401         1,681         1,681         1,681         1,681        47,000     59,873
Strike Price .........      $ 2.00        $ 2.00        $ 2.00        $ 2.00        $ 2.00        $ 0.50       --
Expiration Date ......     12/02/02      06/01/03      06/01/04      06/01/05      06/01/06      11/01/06      --


Long, Leo William
Summary of Holdings

Investments
-----------
  11/10/95                                 $ 100,000
  01/01/96                                   200,000
  05/24/96                                    50,000
  08/20/96                                    50,000
  02/01/97                                   100,000
  01/21/98                                   100,000
  02/26/99                                    50,000
                                      ---------------
    Total Investment                       $ 650,000

Shares of Common Stock                       177,273

Warrants                                                Exp Date
--------                                                --------
  $2.00 strike price                          18,182    11/30/00
  $2.00 strike price                          36,364    01/31/01
  $2.66 strike price                          75,188    01/21/03
  Class C, $2.00 strike price                 18,182    06/30/01
  Class D, $2.00 strike price                 18,182    06/30/01
  Series F, $1.50 strike price                50,000    03/31/04
  Series G, $2.00 strike price                50,000    03/31/04
                                      ---------------
    Total Warrants                           266,098

Promissory Note
---------------
  Rate:  Prime + 5%                        $ 100,000
  (Included in the $650,000
   investment.)

Parsons, Christy
Summary of Investments & Holdings in Biofund, Inc.

Investment Date ................................        04/13/00         Totals
                                                        --------        --------
Biofund, Inc. CD Collateral Loan ...............        $120,000        $120,000
Biofund, Inc. Shares Owned .....................             120             120


Tozer, Jr., W. James
Summary of Investments & Holdings in Epigen, Inc. & Biofund, Inc.

Investment Date ................   08/18/95   07/14/97    10/17/97    04/28/98
                                   --------   --------    --------    --------
Amount ........................   $ 25,000      --           --      $100,000
Loan Amount ...................       --        --       $ 25,000        --
Promissory Note Issued .........      --        --             25%       --
Date of Maturity ...............      --        --       10/17/98        --
Common Stock Issued ...........      4,545     7,273       12,500     120,482
Series A Preferred Stock Issued       --        --           --          --
Price Per Share ...............   $   5.50   Additional      --      $   0.83
Warrant .......................      2,273     Shares        --          --
Price Per Share ...............   $   2.00   Issued as       --          --
Expiration Date ...............   09/01/00     Price         --          --
Warrant .......................      2,273   Protection      --          --
Price Per Share ...............   $   2.00   Arrangement     --          --
Expiration Date ...............   09/01/00      --           --          --
Series F Warrants .............       --        --           --          --
Price Per Share ...............       --        --           --          --
Expiration Date ................      --        --           --          --
Series G Warrants .............       --        --           --          --
Price Per Share ...............       --        --           --          --
Expiration Date ................      --        --           --          --
Biofund, Inc. CD Collateral Loan      --        --           --          --
Biofund, Inc. Shares Owned .....      --        --           --          --

Investment Date ................   08/24/98   02/23/99   05/12/99   11/16/99     Totals
                                   --------   --------   --------   --------     ------
Amount ........................   $250,000   $ 50,000   $ 50,000       --     $475,000
Loan Amount ...................       --         --         --         --     $ 25,000
Promissory Note Issued .........      --         --         --         --         --
Date of Maturity ...............      --         --         --         --         --
Common Stock Issued ...........    301,205     50,000       --         --      496,005
Series A Preferred Stock Issued       --         --       50,000       --       50,000
Price Per Share ...............   $   0.83   $   1.00   $   1.00       --         --
Warrant .......................    300,000       --         --         --      302,273
Price Per Share ...............   $   1.00       --         --         --         --
Expiration Date ...............   08/31/03       --         --         --         --
Warrant .......................       --         --         --         --        2,273
Price Per Share ...............       --         --         --         --         --
Expiration Date ...............       --         --         --         --         --
Series F Warrants .............       --       50,000       --         --       50,000
Price Per Share ...............       --     $   1.50       --         --         --
Expiration Date ................      --     03/31/04       --         --         --
Series G Warrants .............       --       50,000       --         --       50,000
Price Per Share ...............       --     $   2.00       --         --         --
Expiration Date ................      --     03/31/04       --         --         --
Biofund, Inc. CD Collateral Loan      --         --         --     $200,000   $200,000
Biofund, Inc. Shares Owned .....      --         --         --          200        200


Summary
-------
Epigen, Inc.
  Total Investment                                    $ 500,000
  Common Stock Purchased                                496,005
  Series A Preferred Stock                               50,000
  Exercisable Warrants & Options                        404,545
Biofund, Inc.
  Total Investment                                    $ 200,000
  Shares Owned                                              200


                                      -38-